SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) June 26, 1997

          TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities.

                             TMS Auto Holdings, Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                         333-14075       22-3405381
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


 1625 West North Market Blvd., Sacramento, California    95834
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (916) 928-4400


                                       N/A
         (Former name or former address, if changed since last report)

Item 5.   Other Event

     This Current Report on Form 8-K is being filed to amend the Form 8-K filed by the registrant on June 27, 1997. The section entitled "Certain
Characteristics" in the Form 8-K filed on June 27, 1997 is deleted in its entirety. This Form 8-K presents a revised detailed description of the Initial Receivables for The Money Store Auto Trust 1997-2 (the "Trust").

     On the Closing Date, the Seller delivered to the Trust Initial Receivables in the amount of $185,927,062.83.

     Capitalized terms not defined herein have the meanings assigned in the Sale and Servicing Agreement filed as Exhibit 4.1 to the Form 8-K filed on June 27, 1997.

Certain Characteristics

     The final characteristics of the Initial Receivables are as set forth in
Exhibit 99.1 attached hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

99.1    Final Characteristics of Initial Receivables




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             TMS AUTO HOLDINGS, INC.

                                       By: /s/ Morton Dear
                                           ----------------------
                                       Name:  Morton Dear
                                       Title: Executive Vice President


Dated:  June 26, 1997

                                 EXHIBIT INDEX

Exhibit No.
                             Description of Exhibit


99.1    Final Characteristics of Initial Receivables